UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2012 (August 24, 2012)

MISTER GOODY, INC.
(Exact name of registrant as specified in its charter)

Florida	000-54517	27-5414480
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

7877 Emerald Winds Circle Boynton Beach, Florida		33473
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 561-396-0554

Not Applicable
(Former name or former address, if changed since the last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]

Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Explanatory Note

This Form 8-K/A (“Amendment”) amends the Current Report on Form 8-K filed by the registrant  on August 27, 2012 (“Original 8-K”) regarding the registrant’s LLC Interest Purchase Agreement with The Naked Edge, LLC.

The sole purpose of this Amendment is to provide the financial statements and pro forma information required by Item 9.01 of Form 8-K, which were excluded from the Original 8-K in reliance on paragraphs (a)(4) and (b)(2) of Item 9.01 of Form 8-K.

Item 9.01

Financial Statements and Exhibits

(a)

Financial statements of businesses acquired.

See Audited Annual Financial Statements of The Naked Edge, LLC for the year ended December 31, 2011, attached hereto as Exhibit 99.1 and incorporated by reference herein.

(b)

Pro forma financial information.

See Unaudited Interim Financial Statements of The Naked Edge, LLC for the six month periods ended June 30, 2012 and 2011, attached hereto as Exhibit 99.2 and incorporated by reference herein.

(d)

Exhibits.

Exhibit No.

Description

99.1

Audited Annual Financial Statements of The Naked Edge, LLC for the year ended December 31, 2011.

99.2

Unaudited Interim Financial Statements of The Naked Edge, LLC for the six month periods ended June 30, 2012 and 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 6, 2012

MISTER GOODY, INC.

By:	/s/ Joel Arberman
Joel Arberman
President, Chief Executive Officer,
Chief Financial Officer, Treasurer and Director